TRANSAMERICA FUNDS

Transamerica Mid Cap Growth

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statements of Additional Information

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Effective on or about December 1, 2018, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Quantum Capital Management, LLC (“Quantum”) with respect to Transamerica Mid Cap Growth (the “fund”) and will enter into a new investment sub-advisory agreement with Wellington Management Company LLP (“Wellington”) with respect to the fund. An information statement will be made available to fund shareholders which will provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser: (i) the fund’s principal investment strategies will change; and (ii) the fund will have lower management fee and sub-advisory fee schedules. These changes are described below.

TAM will continue to serve as the fund’s investment manager.

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Effective on or about December 1, 2018, the following information will supplement and supersede any contrary information contained in the Prospectuses, Summary Prospectuses and Statements of Additional Information concerning Transamerica Mid Cap Growth:

PRINCIPAL INVESTMENT STRATEGIES:

The “Principal Investment Strategies” section included in each of the Prospectuses and Summary Prospectuses is deleted in its entirety and replaced with the following:

The fund normally invests primarily in stocks of medium sized companies which the fund’s sub-adviser believes will earn high returns on invested capital, benefit from long term secular growth trends, and meet long term valuation criteria. Under normal circumstances, the fund’s sub-adviser, Wellington Management Company LLP (the “sub-adviser”), invests at least 80% of the fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in securities of medium sized (or mid-cap) companies and other investments with similar economic characteristics. The sub-adviser considers mid-cap companies to be companies with market capitalizations that, at the time of initial purchase, are within the range of capitalization of the companies that are included in the Russell Midcap® Growth Index. As of July 31, 2018, the market capitalizations of companies in the Russell Midcap® Growth Index ranged from approximately $1.9 billion to $36.3 billion. Over time, the capitalizations of the companies in the Russell Midcap® Growth Index will change. As they do, the size of the companies in which the fund invests may change.

The fund’s equity securities may include common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, stocks that are traded over-the-counter. The fund emphasizes common stocks. The fund may also invest in foreign securities.

The fund may also invest its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Generally, 5% or less of fund assets will be invested in cash and cash equivalents.

SUB-ADVISER:

The fund’s sub-adviser will be as follows:

Wellington Management Company LLP and its predecessor entities have been registered as an investment adviser since 1960. As of June 30, 2018, Wellington Management Company LLP had approximately $1.07 trillion in total assets under management. Wellington Management Company LLP’s principal business address is 280 Congress Street, Boston, MA 02210.

PORTFOLIO MANAGER:

The fund’s portfolio manager will be as follows:

Name	Sub-Adviser	Positions Over Past Five Years
Timothy N. Manning	Wellington Management Company LLP	Portfolio Manager of the fund since 2018; Portfolio Manager with Wellington Management Company LLP and Leader of the Mid Cap Growth Team; joined the firm in 2007

MANAGEMENT FEES:

TAM will receive compensation from the fund, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the fund’s average daily net assets) indicated below:

First $200 million	0.705%
Over $200 million up to $1 billion	0.685%
In excess of $1 billion	0.670%

SUB-ADVISORY FEES:

Wellington will receive monthly compensation from TAM at the annual rate of a specified percentage, indicated below, of the fund’s average daily net assets:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Mid Cap Growth	Wellington Management Company LLP	0.33% of the first $200 million 0.31% in excess of $200 million

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Investors Should Retain this Supplement for Future Reference

September 21, 2018